UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware Delaware	1-36756 1-12407	72-1449411 72-1205791
(State or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Lamar Advertising Company	Emerging growth company	☐

Lamar Media Corp.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Item 1.01. Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 21, 2018, Lamar Media Corp. (“Lamar Media”) entered into the Equity Purchase Agreement (the “Equity Purchase Agreement”) with FMG Outdoor Holdings, LLC (“Fairway”), GTCR/FMG Blocker Corp. (the “GTCR Blocker”), NCP Fairway, Inc. (the “NCP Blocker” and, together with GTCR Blocker, the “Blockers”), GTCR Fund XI/C LP (the “GTCR Seller”), Newstone Capital Partners II, L.P. (the “Newstone Seller” and, together with the GTCR Seller, the “Blocker Sellers”), each of the Selling Members identified therein (together with the Blocker Sellers, the “Sellers”), and GTCR Partners XI/B LP, solely in its capacity as representative for the Sellers (the “Representative”), none of which are affiliated with Lamar Advertising Company (the “Company”), Lamar Media or any of their respective affiliates.

On December 21, 2018, pursuant to the Equity Purchase Agreement, Lamar Media acquired (i) from the Blocker Sellers, all of the issued and outstanding shares of the Blockers, which hold certain of the outstanding units of Fairway, and (ii) from the Selling Members, all of the units of Fairway not held by the Blockers, for an aggregate purchase price of approximately $418.5 million (the “Acquisition”). Lamar Media funded the Acquisition with borrowings under its revolving credit facility and its previously announced accounts receivable securitization program.

Prior to the closing of the Acquisition, Fairway completed a restructuring transaction whereby it transferred certain of its assets not being acquired by Lamar Media to newly formed entities. The assets of Fairway acquired by Lamar Media in the Acquisition primarily consist of more than 8,500 billboards in five new U.S. markets, Greenville/Spartanburg, South Carolina, Raleigh-Durham and Greensboro/Winston-Salem, North Carolina, Athens, Georgia, and La Crosse, Wisconsin.

The foregoing description of the Equity Purchase Agreement is qualified in its entirety by reference to the Equity Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants contained in the Equity Purchase Agreement have been made solely for the purpose of such agreement and as of specific dates, for the benefit of the parties to the Equity Purchase Agreement. In addition, such representations, warranties and covenants (i) may have been qualified by confidential disclosures exchanged between the parties, (ii) are subject to materiality qualifications contained in the Equity Purchase Agreement which may differ from what may be viewed as material by investors, and (iii) have been included in the Equity Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters of facts. Accordingly, the Equity Purchase Agreement has been filed as an exhibit hereto to provide investors with information regarding the terms of the Equity Purchase Agreement, and not to provide investors with any other factual information regarding the parties, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the transactions contemplated by the Equity Purchase Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of actual facts or circumstances, and the subject matter of representations and warranties may change after the date as of which such representations or warranties were made. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Equity Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On December 21, 2018, the Company issued a press release (the “Acquisition Press Release”) announcing the Acquisition. A copy of the Acquisition Press Release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the Acquisition Press Release, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The Company intends to file the financial statements required by Item 9.01(a), in accordance with Rule 3-14 of Regulation S-X, by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information

The Company intends to file the pro forma financial information required by Item 9.01(b) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1*	Equity Purchase Agreement, dated December 21, 2018, by and among Lamar Media, FMG Outdoor Holdings, LLC, GTCR/FMG Blocker Corp., NCP Fairway, Inc., GTCR Fund XI/C LP, Newstone Capital Partners II, L.P., each of the Selling Members party thereto, and GTCR Partners XI/B LP, solely in its capacity as the Representative.

99.1	Press Release of the Company dated December 21, 2018.

*

The schedules to the Equity Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 28, 2018	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: December 28, 2018	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer